UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 27, 2008
SPARTECH CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction	1-5911 (Commission File Number)	43-0761773 (I.R.S. Employer
of incorporation or organization)		Identification No.)
120 S. Central Avenue, Suite 1700
Clayton, Missouri 63105
(Address of principal executive offices) (Zip Code)
(314) 721-4242
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-r(c) under the Exchange Act (17 CFR 240-13e-4(c))

SPARTECH CORPORATION
FORM 8-K
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 27, 2008 the Company’s Board of Directors approved an amendment to Section 2 of Article II of the Company’s Bylaws, to provide that the annual meeting of stockholders will be held in March of each year on a date and at a time fixed by the Board of Directors at least 60 days in advance of the meeting date. Formerly, the Bylaws required the annual meeting of stockholders to be held on the second Wednesday in March of each year, at 10:00 a.m. unless the Board designated a different time. The amendment gives the Company greater flexibility in accommodating its financial reporting and meeting schedules following the first fiscal quarter of each year.
The Bylaws as amended are attached as Exhibit 3.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

3.01	Bylaws of Spartech Corporation, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH CORPORATION
Date July 2, 2008	By	/s/ JEFFREY D. FISHER
Jeffrey D. Fisher
Senior Vice President, General Counsel and Secretary